To the Board of Directors of PharmaFrontiers Corp. (the "Company"):


Effective September 10, 2004, I, Warren C. Lau, hereby resign my positions as Chief Executive Officer, President, Chief Operating Officer and Treasurer of PharmaFrontiers Corp. I am resigning these positions solely for personal reasons and have no disputes or differences in opinion with the Company.


                                                   /s/ Warren C. Lau
                                                   -----------------
                                                   Warren  C.  Lau